Exhibit 10.8
English Translation
Call Option Agreement
The Call Option Agreement, dated as of February 12, 2009, is made by and among the following parties:
Party A:
TAL Education Technology (Beijing) Co., Ltd., a wholly foreign owned enterprise duly established and validly existing under the laws of the People’s Republic of China (“PRC”) with its legal address at No.1 Floor 2, Suzhou Street, Haidian District, Beijing.
Party B refers to each of:
Bangxin Zhang, ID Card No. 321182198010012913 Yundong Cao, ID Card No. 372831197910205618 Yachao Liu, ID Card No. 211103198110152138 Yunfeng Bai, ID Card No. 360521198109240073
Party C refers to each of:
(1) Beijing Xueersi Education Technology Co., Ltd., a corporation duly established and validly existing under the PRC laws with its legal address at Room 413, Tower A, Zhongding Building, A No.18, West Road of the North 3rd Ring, Haidian District, Beijing.
(2) Beijing Xueersi Network Technology Co., Ltd., a corporation duly established and validly existing under the PRC laws with its legal address at Room 509, Tower A, Zhongding Building, A No.18, West Road of the North 3rd Ring, Haidian District, Beijing.
Through amiable negotiation, the Parties above agree as follows concerning Party A’s purchase of the equity interests in Party C held by Party B:
1.	Call Option

1.1	Party A has the right to demand at any time Party B to transfer all or part of the equity interests (“Target Equity Interests”) of Party C it owns (“Purchase Right”), as the specific demand may be, and Party B shall accordingly transfer Target Equity Interests to Party A or any third party designated by Party A, in the following circumstances,:
(1)	Party A or any third party designated by Party A is allowed to own all or part of Target Equity Interests under the laws and regulations of PRC; or

(2)	In other circumstances where Party A deems appropriate or necessary.
The Purchase Right of Party A under this Agreement is exclusive, unconditional and irrevocable.

1.2	The Parties agree that Party A has the sole discretion to determine whether to exercise the Purchase Right in part or in all to acquire all or part of Target Equity Interests. The Parties further agree that there shall be no restriction on the timing, manner, quantity and frequency with respect to Party A’s exercise of the Purchase Right.

1.3	The Parties agree that Party A may designate any third party to purchase part or all of Target Equity Interests. Party B shall not refuse to transfer Target Equity Interests to such third party unless such transfer is prohibited by any PRC laws or regulations.

1.4	Party B shall not transfer Target Equity Interests to any third party without the prior written approval by Party A before Target Equity Interests are transferred under this Agreement to Party A or a third party designated by Party A.

2.	Procedures

2.1	Party B hereby confirms that the Equity Interest Transfer Agreement and the Consent Letter to be delivered upon an exercise of Purchase Right by Party A shall be in the form set forth in the Appendix attached hereto.

2.2	If Party A decides to exercise its Purchase Right pursuant to Article 1.1, it shall deliver a written notice (the “Exercise Notice”) in the form set forth in the Appendix attached hereto to Party B, stating the amount or percentage of the equity interests to be purchased and the name and identity of the purchaser. Party B and Party C shall, within seven days of the delivery of the Exercise Notice, provide all materials and documents necessary for the transfer of Target Equity Interests, including signing the Equity Interest Transfer Agreement and Consent Letter in the form set forth in the Appendix attached hereto.

2.3	Except for the Exercise Notice provided in Article 2.2, there are no other conditions precedent or incidental to, or procedures for, Party A’s exercise of Purchase Right.

2.4	Party B shall provide Party C with timely and necessary assistance for Party C to complete the approving procedures (if required by law) with competent authorities and the registration procedures of the equity interest transfer with relevant business authorities according to the applicable PRC laws and regulations.

2.5	The date of completion of the transfer of all Target Equity Interests is the date of consummation of the exercise of Purchase Right.

3.	Purchase Price

3.1	When all the Target Equity Interests are transferred in whole, the purchase price shall be the lowest price permitted by the PRC laws and regulations at the time such Target Equity Interests are being transferred. In the event the Target Equity Interests are transferred in part or in installments, the purchase price shall be determined based on the time and the percentage of Target Equity Interests being transferred.

3.2	Each party shall bear any taxes or expenses incurred by it in the transfer of Target Equity Interests.

3.3	Party B hereby agrees to assign to Party C without any consideration from Party C the entire amount of purchase price paid by Party A or any third party designated by Party A for Target Equity Interests in exercising Purchase Right.

4.	Representations and Warranties

4.1	Each Party represents and warrants to the other Parties as follows:

(a)	It has full rights, capacity and authorization to execute this Agreement and bear all the obligations and liabilities hereunder;

(b)	It has gone through all necessary internal procedures for the execution of this Agreement and has obtained all necessary internal and external authorizations and approvals; and

(c)	Its execution and performance of this Agreement will not breach any material agreements or contracts by which it or its assets are bound.

4.2	Party B and Party C severally and jointly represent and warrant to Party A as follows:

(a)	As of the date of the effectiveness of this Agreement, Party B legally owns the equity interests of Party C, and has full and valid right of disposal of such equity interests. The registered capital of Party C has been fully contributed. Except for the pledge under the Equity Interest Pledge Agreement and other rights consented to in writing by Party A, the equity interests of Party C owned by Party B are not subject to any pledge, mortgage, guaranty or any other rights or interests of any third party, and are free from any claims by any third party. No third party may demand any distribution, issuance, sales, transfer or exchange of any of Party’s equity interests pursuant to any option, conversion right, right of first refusal or other agreements.

(b)	During the term of this Agreement, Party B shall not transfer, pledge, mortgage or create any other security interest in the equity interests of Party C without the prior written consent from Party A.

(c)	Party B and Party C shall extend the operation period of Party C to the extent permitted by relevant PRC laws and regulations to match the approved operation period of Party A.

5.	Appendix

Appendixes of this Agreement constitute an integrated part of this Agreement and have equally binding legal effect as other sections of this Agreement.

6.	Confidentiality

This Agreement and all clauses herein are confidential information and shall not be disclosed to any third party except for the relevant senior officers, directors, employees, agents and professional consultants. This clause shall not apply in the event parties hereto are required by relevant laws or regulations to disclose information relating to this Agreement to any governmental authorities, the public or the shareholders, or file this Agreement with relevant authorities for record.

This clause shall survive any modification or termination of this Agreement.

7.	Liabilities for Breach of Agreement

If any party hereto shall fail to perform any of its obligations under this Agreement, make any untrue or inaccurate representation or breach any warranty, such party shall be liable for all the losses of the other parties hereto for its breach of this Agreement.

8.	Force Majeure

A Force Majeure event means any unforeseen event which cannot be prevented, controlled or overcome by any party of the Agreement, including but not limited to earthquake, typhoon, flood, fire, boycott, war or riot and etcetera.

Any party encountering a Force Majeure event shall (i) notify the other parties by telegram, facsimile or other electronic means immediately after the occurrence of such Force Majeure event and shall provide written documents evidencing the occurrence of such Force Majeure event within fifteen (15) business days; and (ii) to the extent reasonable and lawful under the circumstances, use its best efforts to mitigate or eliminate the effect of such Force Majeure event, and resume its performance of the Agreement after such effect is mitigated or eliminated. The parties to the Agreement shall determine through negotiation whether to terminate, partly terminate or suspend the performance of this Agreement taking into account the extent to which the Agreement is effected by such Force Majeure event.

9.	Miscellaneous
9.1	This Agreement shall be governed by and construed in accordance with the PRC laws in all respects. All disputes arising out of or in connection with this Agreement shall be resolved through good faith negotiations between the Parties. Unresolved disputes shall be submitted to binding arbitration by China International Economic and Trade Arbitration Commission under its rules. The arbitration shall take place in Beijing. The arbitration ruling shall be final. Other provisions of the Agreement that are not subject of any arbitration proceedings shall remain in effect.

9.2	This Agreement becomes effective on the date of execution by all parties hereto and shall terminate upon Party A’s exercise of Purchase Right to purchased all Target Equity Interests according to the Agreement or the Agreement is terminated by mutual agreement of all the parties hereto.

9.3	The Agreement is written in Chinese and has three original copies, with each of Party A, Party B and Party C holding one original copy.

9.4	This Agreement together with its appendixes constitute the entire agreement among the parties hereto and supersedes all prior oral or written communications, undertakings and memorandums among the parties with respect to the subject matter hereof.

9.5	Any modification of this Agreement shall be made in signed writing by all the parties hereto only.

CALL OPTION AGREEMENT
(SIGNATURE PAGE)
Party A: TAL Education Technology (Beijing) Co., Ltd.
/s/ Authorized Representative:
Party B:
/s/ Bangxin Zhang
Bangxin Zhang
/s/ Yundong Cao
Yundong Cao
/s/ Yachao Liu
Yachao Liu
/s/ Yunfeng Bai
Yunfeng Bai
Party C:
Beijing Xueersi Education Technology Co., Ltd.
/s/ Authorized Representative
Beijing Xueersi Network Technology Co., Ltd.
/s/ Authorized Representative

CALL OPTION AGREEMENT
Appendix:
Equity Interest Transfer Agreement
This Equity Interest Transfer Agreement (the “Agreement”), dated as of [      ], is made by and among the following parties in Beijing, China:
Transferor:
Bangxin Zhang, ID Card No. 321182198010012913
Yundong Cao, ID Card No. 372831197910205618
Yachao Liu, ID Card No. 211103198110152138
Yunfeng Bai, ID Card No. 360521198109240073
Transferee:
TAL Education Technology (Beijing) Co., Ltd.
Through amiable negotiation the Parties stated above agree as follows regarding transfer of equity interests:
1.	Transferor agrees to transfer 100% equity interests of Beijing Xueersi Education Technology Co., Ltd. it owns (“Target Equity Interests”) to Transferee for a total consideration of RMB 500,000, and Transferee agrees to purchase such Target Equity Interests.
2.	Upon consummation of the transfer of Target Equity Interests, Transferor shall no longer enjoy any rights or bear any obligations as holders of Target Equity Interests, and Transferee shall enjoy all such rights and bear all such obligations.
3.	Other related matters not set forth in the Agreement may be determined by supplemental agreements between the parties.
4.	The Agreement becomes effective on the date of execution by both parties.
5.	The Agreement shall have four original copies, with each party holding one copy and the remaining copies reserved registration with business authorities.

Transferor:
Bangxin Zhang:	Yundong Cao:
Signature:	Signature:
Yachao,Liu:	Yunfeng Bai:
Signature:	Signature:
Transferee: TAL Education Technology (Beijing) Co., Ltd.
Authorized Representative:

CALL OPTION AGREEMENT
Consent Letter
To: TAL Education Technology (Beijing) Co., Ltd.
I, as a shareholder of Beijing Xueersi Education Technology Co., Ltd. (the “Company”), hereby agree and affirm as follows:
1.	I agree to and accept all the terms and conditions of the Call Option Agreement entered into between the Company and TAL Education Technology (Beijing) Co., Ltd.(“WFOE”) on February 12, 2009, and waive my right of first refusal to acquire equity interests of the Company when WFOE exercises its Purchase Right under the Call Option Agreement. I will take all measures to assist WFOE in procedures for transferring such equity interests.
2.	I agree to waive my right of first refusal with respect to the Company’s equity interests when any other shareholder of the Company transfers equity interests of the Company it owns to WFOE or any third party designated by WFOE.
3.	In the event any other shareholder of the Company transfers equity interests of the Company it owns to WFOE or any third party designated by WFOE, I will execute or provide necessary documents for the transfer of such equity interests.
This Consent Letter becomes effective on the date of execution.

Bangxin Zhang:	Yundong Cao:
Signature:	Signature:

Yachao,Liu:	Yunfeng Bai:
Signature:	Signature:
Date: [       ]

CALL OPTION AGREEMENT
Exercise Notice

To:	Shareholders of Beijing Xueersi Education Technology Co., Ltd.; and/or Beijing Xueersi Education Technology Co., Ltd. (the “Company”)
In accordance with the Call Option Agreement entered into by you and our company on February 12, 2009, in so far as permitted by relevant PRC laws and regulations, you shall transfer your equity interests of the Company to our company or any other transferee designated by us upon our request.
Therefore, our company hereby deliver to you this Exercise Notice to provide you notice of the following:
Our company hereby requests to exercise the Purchase Right under the Call Option Agreement that our company or another transferee designated by us shall purchase the equity interests of the Company owned by you which constitutes [      ] % of the registered capital of the Company (“Transferring Equity Interest”) for a total consideration of RMB [      ]. Please conduct all necessary procedures to transfer such Transferring Equity Interest to our company or the other transferee designated by us according to the terms and conditions of the Call Option Agreement after your receipt of this Notice.
TAL Education Technology (Beijing) Co., Ltd.
Authorized Representative:
Name:
Title:
Date:

CALL OPTION AGREEMENT
Equity Interest Transfer Agreement
This Equity Interest Transfer Agreement (the “Agreement”), dated as of [       ], is made by and among the following parties in Beijing, China:
The Transferor:
Bangxin Zhang, ID Card No. 321182198010012913
Yundong Cao, ID Card No. 372831197910205618
Yachao,Liu ID Card No. 211103198110152138
Yunfeng Bai, ID Card No. 360521198109240073
The Transferee:
TAL Education Technology (Beijing) Co., Ltd.
Through friendly negotiation the Parties stated above agree as follows regarding transfer of equity interests:
1.	Transferor agrees to transfer 100% equity interests of — Beijing Xueersi Network Technology Co., Ltd. it owns (“Target Equity Interest”) to Transferee for a total consideration of RMB 3,000,000, and Transferee agrees to purchase such Target Equity Interest.
2.	Upon consummation of the transfer of Target Equity Interest, Transferor shall no longer enjoy any rights or bear any obligations as holders of Target Equity Interests, and Transferee shall enjoy all such rights or bear all such obligations.
3.	Other related matters not set forth in the Agreement may be determined by supplemental agreements between the parties.
4.	The Agreement becomes effective on the date of execution by both parties.
5.	The Agreement shall have four original copies, with each party holding one copy and the remaining copies reserved registration with business authorities.

Transferor:
Bangxin Zhang:	Yundong Cao:
Signature:	Signature:
Yachao,Liu:	Yunfeng Bai:
Signature:	Signature:
Transferee: TAL Education Technology (Beijing) Co., Ltd.
Authorized Representative:

CALL OPTION AGREEMENT
Consent Letter
To: TAL Education Technology (Beijing) Co., Ltd.
I, as a shareholder of Beijing Xueersi Network Technology Co., Ltd. (the “Company”), hereby agree and affirm as follows:
1.	I agree to and accept all the terms and conditions of the Call Option Agreement entered into between the Company and TAL Education Technology (Beijing) Co., Ltd.(“WFOE”) on February 12, 2009, and waive my right of first refusal to acquire equity interests of the Company when WFOE exercises its Purchase Right under the Call Option Agreement. I will take all measures to assist WFOE in procedures for transferring such equity interests.

2.	I agree to waive my right of first refusal with respect to the Company’s equity interests when any other shareholder of the Company transfers equity interests of the Company it owns to WFOE or any third party designated by WFOE.

3.	In the event any other shareholders of the Company transfers equity interest of the Company it owns to WFOE or any third party designated by WFOE, I will execute or provide necessary documents for the transfer of equity interest.
This Confirmation Letter becomes effective on the date of execution.

Bangxin Zhang:	Yundong Cao:
Signature:	Signature:

Yachao,Liu:	Yunfeng Bai:
Signature:	Signature:
Date: [       ]

CALL OPTION AGREEMENT
Exercise Notice
To: Shareholders of Beijing Xueersi Network Technology Co., Ltd.; and/or
Beijing Xueersi Network Technology Co., Ltd. (the “Company”)
In accordance with the Call Option Agreement entered into by you and our company on February 12, 2009, in so far as permitted by relevant PRC laws and regulations, you shall transfer your equity interest of the Company to our company or any other transferee designated by us upon our request.
Therefore, our company hereby deliver to you this Exercise Notice to provide you notice of the following:
Our company hereby requests to exercise the Purchase Right under the Call Option Agreement, that our company or another transferee designated by us shall purchase the equity interest of the Company owned by you which constitutes [      ] % of the registered capital of the Company (“Transferring Equity Interests”) at for a total consideration of RMB [      ]. Please conduct all necessary procedures to transfer such Transferring Equity Interests to our company or the other transferee designated by us according to the terms and conditions of the Call Option Agreement after your receipt of this Notice.
TAL Education Technology (Beijing) Co., Ltd.
Authorized Representative:
Name:
Title:
Date: